UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):               August 8, 2007


                            IntegraMed America, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   0-20260                    6-1150326
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(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)



                   Two Manhattanville Road, Purchase, NY 10577
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (914) 253-8000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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         As previously reported on a current report on Form 8-K filed on August
8, 2007 (the "Original Filing"), on August 8, 2007 IntegraMed America, Inc. ("IntegraMed" or "we") completed the acquisition of all of the outstanding shares of Vein Clinics of America, Inc. ("VCA"). This current report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired

         All required financial statements of VCA as of and for the years ended December 31, 2004, 2005 and 2006 are filed as Exhibit 99.1 to this current report on Form 8-K/A. The unaudited financial statements of VCA as of and for the six months ended June 30, 2006 and 2007 are filed as Exhibit 99.2 to this current report on Form 8-K/A.

         (b) Pro forma financial information

         The unaudited pro forma consolidated balance sheet as of June 30, 2007 and consolidated statements of income for the year ended December 31, 2006 and for the six months ended June 30, 2007 are filed as Exhibit 99.3 to this current report on Form 8-K/A.

         (d) Exhibits
         See Exhibit Index.


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                                  EXHIBIT INDEX

         Exhibit No.                Description
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             23.1      Consent  of  McGladrey  &  Pullen,  LLP,  an  Independent
                       Auditor

             99.1 Audited consolidated financial statements of VCA as of and for the years ended December 31, 2006, 2005 and 2004.

             99.2 Unaudited consolidated financial statements of VCA as of and for the six months ended June 30, 2006 and 2007

             99.3 Unaudited pro forma consolidated balance sheet as of June 30, 2007 and consolidated statements of income for the year ended December 31, 2006 and for the six months ended June 30, 2007




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                                                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTEGRAMED AMERICA, INC.
                                             (Registrant)
Date: October  22, 2007

                                            By: /s/John W. Hlywak, Jr.
                                                  -----------------------------
                                          Name:   John W. Hlywak, Jr.
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer